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                                    MAS FUNDS


                           Multi-Asset-Class Portfolio
      Supplement dated December 20, 1996 to the Investment Class Prospectus dated January 30, 1996
         (As Revised April 30, 1996 and Supplemented September 4, 1996)


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus with respect to the Multi-Asset-Class Portfolio. Unless otherwise indicated in this supplement, defined terms have the same meaning as in the Prospectus.



Notice on Advisory Fees and Total Expenses:

At a meeting held on December 17, 1996, shareholders of the Multi-Asset-Class Portfolio (the "portfolio") approved an increase to the investment advisory fee for the Multi-Asset-Class Portfolio. The advisory fee has increased from 0.45% to 0.65%, bringing the expected total expense ratio for Investment Class shares of the Portfolio to 1.05%. The following represents the various annual fees and expenses that the portfolio will incur as a result of this change. This information should replace the information regarding the Portfolio on pages 2 and 3 under the "Expense Summary" and "Example."


Annual Fund Operating Expenses
(percentage of average net assets)
---------------------------------
Advisory Fees................................       0.570%*
Shareholder Service Fees.....................       0.150%
12b-1 Fees...................................        None
Other Expenses...............................       0.330%
Total Fund Operating Expenses................       1.05%

* The Advisor has voluntarily agreed to waive advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses from exceeding 1.05%. Absent such fee waivers and reimbursements, Total Operating Expenses would be 1.13%








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Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

1 year  ...................   $11

3 years ...................   $33

5 years ...................   $58

10 years...................   $128

This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



                       PLEASE RETAIN FOR FUTURE REFERENCE



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                                    MAS Funds

                           Multi-Asset-Class Portfolio
    Supplement dated December 20, 1996 to the Institutional Class Prospectus dated January 30, 1996 (As Supplemented through August 28, 1996)


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus with respect to the Multi-Asset-Class Portfolio. Unless otherwise indicated in this supplement, defined terms have the same meaning as in the Prospectus.



Notice on Advisory Fees and Total Expenses:

At a meeting held on December 17, 1996, shareholders of the Multi-Asset-Class Portfolio (the "portfolio") approved an increase to the investment advisory fee for the Multi-Asset-Class Portfolio. The advisory fee has increased from 0.45% to 0.65%, bringing the expected total expense ratio for Institutional Class shares of the Portfolio to 0.78%. The following represents the various annual fees and expenses that the portfolio will incur as a result of this change. This information should replace the information regarding the Portfolio on pages 2 and 3 under the "Expense Summary" and "Example."


Annual Fund Operating Expenses
(percentage of average net assets)
---------------------------------
Advisory Fees................................       0.570%*

Shareholder Service Fees.....................        None

12b-1 Fees...................................        None

Other Expenses...............................       0.210%

Total Fund Operating Expenses................       0.780%

* The Advisor has voluntarily agreed to waive advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses from exceeding 0.78%. Absent such fee waivers and reimbursements, Total Operating Expenses would be 0.86%

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the shares above would have paid transaction and operating expenses at the end of each year as follows:

1 year  ............................$8

3 years ............................$25

5 years ............................$43

10 years........................... $97

This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



                       PLEASE RETAIN FOR FUTURE REFERENCE